Exhibit 10(ii) 15
                                                         -----------------

          CONSENT and WAIVER, dated as of June 27, 1996 (this "Consent and Waiver"), to (i) the Credit Agreement, dated as of October 24, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among IT CORPORATION, a California corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and Chemical Bank, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Agent") and (ii) the several Note Purchase Agreements, each dated as of October 24, 1995 (collectively, the "Note Agreements"), between the Borrower and the respective Purchasers thereunder.

                      W I T N E S S E T H :
                      -------------------

          WHEREAS, the parties hereto wish to waive certain provisions of the Credit Agreement and the Note Agreements on the terms set forth herein;

          NOW, THEREFORE, in consideration of the premise contained herein, the parties hereto agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement and the Note Agreements (collectively, the "Agreements").

          2. Consent. Notwithstanding anything to the contrary contained in the Loan Documents (as defined in the Credit Agree-ment), the Note Agreements, the Senior Notes or the Intercreditor Agreement, the parties hereby consent and authorize Chemical Bank, as Collateral Agent (the "Collateral Agent"), to release to the Borrower any cash posted as collateral by the Borrower for inclusion in the Borrowing Base (including the amount so posted on the Closing Date and subsequently released), provided that the Collateral Agent shall have determined, in its discretion, that upon giving effect to such release, the Borrowing Base will be at least equal to the sum of the then Aggregate Outstanding Extensions of Credit and the aggregate then outstanding principal amount of the Senior Notes. The parties hereto acknowledge that the Collateral Agent, in making such determination, may rely on certifications or representations of the Borrower, including in the Borrowing Base Certificate then in effect and, provided, further, that at the time of such release (and after giving effect thereto), no Default or Event of Default has occurred and is continuing.

          3. Limited Waiver: Limitation on Loans. (a) Subject to the provisions of paragraph 3(d) hereof, compliance with Section 2 of Schedule III is hereby waived to the extent, and only to the extent, that such non-compliance results from the inclusion of the Senior Notes as Current Liabilities, solely for the purpose of calculating the Current Ratio as at June 28, 1996.

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

          (b) Subject to the provisions of paragraph 3(d) hereof, compliance with Section 5(a) of Schedule III of the Agreements is hereby waived to the extent, and only to the extent, that the ratio of (i) EBIT for the nine-month period ending June 28, 1996 to (ii) the sum of (A) Interest Expense for such period plus (B) all dividends on Preferred Stock paid during such period is less than
1.50 to 1.00, provided that such ratio is not less than 0.65 to 1.00.

          (c) Subject to the provisions of paragraph 3(d) hereof, compliance with Section 5(b) of Schedule III of the Agreements is hereby waived to the extent, and only to the extent, that the ratio of (i) EBIT for the nine-month period ending June 28, 1996 to (ii) the sum of (A) Interest Expense net of interest income for such period plus (B) all dividends on Preferred Stock paid during such period is less than 2.00 to 1.00, provided that such ratio is not less than 0.65 to 1.00.

          (d) Notwithstanding any of the foregoing, the waivers described in paragraphs 3(a), (b) and (c) hereof shall only be effective through and including August 31, 1996, and any Event of Default that would have existed and been continuing but for the effect of this Consent and Waiver shall be reinstated and shall thereafter continue to constitute an Event of Default unless further expressly waived in writing in accordance with the Credit Agreement and the Note Agreements.

          (e) Notwithstanding anything in the Credit Agreement to the contrary, during the period from the date hereof to and including August 31, 1996, no Loans may be made or requested under the Credit Agreement. During such period, the Commitments thereunder shall only be available for the issuance of Letters of Credit, subject to all the other provisions of the Credit Agreement and to the extent available to be issued in accordance with the Credit Agreement.

          (f) It is agreed that the phrase "such fiscal quarter" in clause (ii)(A) of Section 5(a) of Schedule III of the Agreements was intended to be, and is hereby amended to be, the phrase "such period".

          4. Effective Date. This Consent and Waiver will become effective as of the date hereof upon (i) its execution by the Agent and the Majority Creditors and its acknowledgment by the Borrower,
(ii) receipt by the Agent, for the ratable benefit of each Lender, of a non-refundable fee in the aggregate amount of $60,000.00 in immediately available funds and (iii) receipt by each Noteholder, of a non-refundable fee in the aggregate amount of $20,000.00 in immediately available funds, provided that for the purpose of distributing such fee, (i) John Hancock Mutual Life Insurance Company and John Hancock Life Insurance Company of America shall be deemed to be a single Noteholder and (ii) The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America shall be deemed to be a single Noteholder.

          5. Representations and Warranties: No Default. On and as of the date hereof, and after giving effect to this Consent and Waiver, the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 4 of the Credit Agreement, in the other Loan Documents (as defined in the Credit Agreement) and in the Note Agreements are true and correct in all material respects, provided that the references to the Credit Agreement or the Note Agreements therein shall be deemed to be references to this Consent and Waiver and to the Credit Agreement or the Note Agreements, as the case may be, as amended by this Consent and Waiver.

          6. Limited Waiver. Except as expressly waived herein, the Credit Agreement and each of the Note Agreements shall continue to be, and shall remain, in full force and effect. This Consent and Waiver shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement, any other Loan Document, any of the Note Agree-ments or any Senior Note or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with any thereof or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          7.   GOVERNING LAW.  THIS CONSENT AND WAIVER SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          8. Counterparts. This Consent and Waiver may be executed by the parties hereto in any number of separate counter-parts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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

          IN WITNESS HEREOF, the parties hereto have caused this Consent and Waiver to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.


                              CHEMICAL BANK,
                                as Administrative Agent and as a
                                Lender


                              By:
                                  --------------------------------
                               Title: Vice President


                              THE FIRST NATIONAL BANK OF BOSTON


                              By:
                                  --------------------------------
                                Title: Vice President


                              SOCIETE GENERALE


                              By:
                                  --------------------------------
                                Title: First Vice President


                              JOHN HANCOCK MUTUAL LIFE INSURANCE
                              COMPANY


                              By:
                                  --------------------------------
                                Title:


                              JOHN HANCOCK LIFE INSURANCE
                              COMPANY OF AMERICA


                              By:
                                  --------------------------------
                                Title:

                              ALLSTATE LIFE-INSURANCE COMPANY


                              By:
                                  --------------------------------
                                Title:


                              By:
                                  --------------------------------
                                Title:


                              THE MUTUAL LIFE INSURANCE COMPANY
                              OF NEW YORK


                              By:
                                  --------------------------------
                                Title:


                              MONY LIFE INSURANCE COMPANY OF
                              AMERICA


                              By:
                                  --------------------------------
                                Title:



ACKNOWLEDGED AND AGREED:

IT CORPORATION


By:
  --------------------------------
  Title: Senior Vice President


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